SUMMIT PROPERTIES INC.							Exhibit 99.2
SAME-PROPERTY OPERATING STATISTICS
(Dollars in thousands)
		Three Months Ended September 30,

		Property Revenues			Property Operating Expenses
	Number of
	Apartment
	Homes	2003	2002	% Change	2003	2002	% Change

Markets
Washington, DC	2,301	$ 7,818	$ 7,636	2.4%	$ 2,081	$ 2,192	-5.1%
Southeast Florida	1,715	5,704	5,592	2.0%	1,982	1,904	4.1%
Orlando, FL	270	667	654	2.0%	247	244	1.2%
Austin, TX	856	1,998	1,977	1.1%	862	888	-2.9%
Dallas, TX	647	1,636	1,622	0.9%	631	607	4.0%
Raleigh, NC	1,824	3,702	3,710	-0.2%	1,330	1,242	7.1%
Charlotte, NC	1,901	4,365	4,380	-0.3%	1,666	1,724	-3.4%
Atlanta, GA	1,854	4,379	4,584	-4.5%	1,722	1,645	4.7%

Total Same-Property Portfolio	11,368	$ 30,269	$ 30,155	0.4%	$ 10,521	$ 10,446	0.7%

[Continued from above table, first column(s) repeated]

		Three Months Ended September 30,

		Property Operating Income (1)			Average Physical Occupancy
	Number of
	Apartment
	Homes	2003	2002	% Change	2003	2002	Change

Markets
Washington, DC	2,301	$ 5,737	$ 5,444	5.4%	95.5%	93.4%	2.1%
Southeast Florida	1,715	3,722	3,688	0.9%	95.7%	94.1%	1.6%
Orlando, FL	270	420	410	2.4%	96.2%	94.5%	1.7%
Austin, TX	856	1,136	1,089	4.3%	97.5%	89.9%	7.6%
Dallas, TX	647	1,005	1,015	-1.0%	97.5%	90.5%	7.0%
Raleigh, NC	1,824	2,372	2,468	-3.9%	93.3%	90.3%	3.0%
Charlotte, NC	1,901	2,699	2,656	1.6%	95.5%	90.9%	4.6%
Atlanta, GA	1,854	2,657	2,939	-9.6%	91.5%	90.9%	0.6%

Total Same-Property Portfolio	11,368	$ 19,748	$ 19,709	0.2%	94.8%	91.8%	3.0%

		Nine Months Ended September 30,

		Property Revenues			Property Operating Expenses
	Number of
	Apartment
	Homes	2003	2002	% Change	2003	2002	% Change

Markets
Orlando, FL	270	$ 2,004	$ 1,984	1.0%	$ 785	$ 748	4.9%
Southeast Florida	1,715	17,014	17,077	-0.4%	5,914	5,553	6.5%
Washington, DC	2,301	23,143	23,348	-0.9%	6,170	6,058	1.8%
Austin, TX	856	5,998	6,114	-1.9%	2,556	2,607	-2.0%
Charlotte, NC	1,901	13,055	13,634	-4.2%	4,915	4,928	-0.3%
Dallas, TX	647	4,897	5,140	-4.7%	1,857	1,847	0.5%
Raleigh, NC	1,824	11,239	11,991	-6.3%	3,815	3,629	5.1%
Atlanta, GA	1,854	13,199	14,522	-9.1%	4,864	4,686	3.8%

Total Same-Property Portfolio	11,368	$ 90,549	$ 93,810	-3.5%	$ 30,876	$ 30,056	2.7%

[Continued from above table, first column(s) repeated]

		Nine Months Ended September 30,

		Property Operating Income (1)			Average Physical Occupancy
	Number of
	Apartment
	Homes	2003	2002	% Change	2003	2002	% Change

Markets
Orlando, FL	270	$1,219	$ 1,236	-1.4%	96.3%	93.7%	2.6%
Southeast Florida	1,715	11,100	11,524	-3.7%	95.1%	94.0%	1.1%
Washington, DC	2,301	16,973	17,290	-1.8%	95.2%	93.9%	1.3%
Austin, TX	856	3,442	3,507	-1.9%	95.1%	89.7%	5.4%
Charlotte, NC	1,901	8,140	8,706	-6.5%	94.6%	92.7%	1.9%
Dallas, TX	647	3,040	3,293	-7.7%	96.2%	94.0%	2.2%
Raleigh, NC	1,824	7,424	8,362	-11.2%	94.7%	92.4%	2.3%
Atlanta, GA	1,854	8,355	9,836	-15.3%	91.7%	92.1%	-0.4%

Total Same-Property Portfolio	11,368	$ 59,673	$ 63,754	-6.4%	94.5%	92.9%	1.6%

(1) See the reconciliation of net income to property operating income set forth following our Statement of Earnings attached to the related earnings press release.

SUMMIT PROPERTIES INC.							Exhibit 99.2
SAME-PROPERTY OPERATING STATISTICS
SEQUENTIAL QUARTERS
(Dollars in thousands)
	Three Months Ended

		Property Revenues			Property Operating Expenses
	Number of
	Apartment	September 30,	June 30,		September 30,	June 30,
	Homes	2003	2003	% Change	2003	2003	% Change

Markets
Austin, TX	856	$ 1,998	$ 1,954	2.3%	$ 862	$ 834	3.4%
Atlanta, GA	1,854	4,379	4,306	1.7%	1,722	1,600	7.6%
Southeast Florida	1,715	5,704	5,686	0.3%	1,982	1,983	-0.1%
Washington, DC	2,301	7,818	7,792	0.3%	2,081	2,003	3.9%
Charlotte, NC	1,901	4,365	4,351	0.3%	1,666	1,582	5.3%
Dallas, TX	647	1,636	1,639	-0.2%	631	605	4.3%
Orlando, FL	270	667	670	-0.4%	247	265	-6.8%
Raleigh, NC	1,824	3,702	3,726	-0.6%	1,330	1,237	7.5%

Total Same-Property Portfolio	11,368	$ 30,269	$ 30,124	0.5%	$ 10,521	$ 10,109	4.1%

[Continued from above table, first column(s) repeated]

		Three Months Ended

		Property Operating Income (1)			Average Physical Occupancy
	Number of
	Apartment	September 30,	June 30,		September 30,	June 30,
	Homes	2003	2003	% Change	2003	2003	Change

Markets
Austin, TX	856	$ 1,136	$ 1,120	1.4%	97.5%	94.9%	2.6%
Atlanta, GA	1,854	2,657	2,706	-1.8%	91.5%	90.0%	1.5%
Southeast Florida	1,715	3,722	3,703	0.5%	95.7%	94.9%	0.8%
Washington, DC	2,301	5,737	5,789	-0.9%	95.5%	95.8%	-0.3%
Charlotte, NC	1,901	2,699	2,769	-2.5%	95.5%	94.1%	1.4%
Dallas, TX	647	1,005	1,034	-2.8%	97.5%	95.7%	1.8%
Orlando, FL	270	420	405	3.7%	96.2%	96.4%	-0.2%
Raleigh, NC	1,824	2,372	2,489	-4.7%	93.3%	94.4%	-1.1%

Total Same-Property Portfolio	11,368	$ 19,748	$ 20,015	-1.3%	94.8%	94.1%	0.7%

(1) See the reconciliation of net income to property operating income set forth above attached to the related earnings press release.

			Exhibit 99.2
Summit Properties Inc.
Reconciliation of Net Income to Property Operating Income
Non-GAAP Financial Measure Reconciliation
(Dollars in thousands)

Purpose: As required by Regulation G, the non-GAAP financial measure (property operating income) included in this earnings supplement is reconciled from net income below.

	Three Months Ended

	September 30,	June 30,
	2003	2003	% Change
SUMMARY OF PROPERTY OPERATING INCOME
Property revenues (continuing and discontinued operations):
Same-property communities	$30,269	$30,124	0.5%
Stabilized development communities	4,247	4,178	1.7%
Acquisition communities	2,061	1,459	41.3%
Communities in lease-up	3,946	2,738	44.1%
Disposition communities	458	1,507	-69.6%

Total property revenues	40,981	40,006	2.4%

Property operating expenses (continuing and discontinued operations):
Same-property communities	10,521	10,109	4.1%
Stabilized development communities	1,581	1,561	1.3%
Acquisition communities	918	610	50.5%
Communities in lease-up	1,537	1,057	45.4%
Disposition communities	223	654	-65.9%

Total property operating expenses	14,780	13,991	5.6%

Property operating income (continuing and discontinued operations):
Same-property communities	19,748	20,015	-1.3%
Stabilized development communities	2,666	2,617	1.9%
Acquisition communities	1,143	849	34.6%
Communities in lease-up	2,409	1,681	43.3%
Disposition communities	235	853	-72.5%

Total property operating income	$26,201	$26,015	0.7%

RECONCILIATION OF NET INCOME TO PROPERTY OPERATING INCOME
(Dollars in thousands)
Net income (loss)	$(3,956)	$2,905	-236.2%
Management fees - third party communities	(145)	(156)	-7.1%
Interest and other income	(562)	(697)	-19.4%
General and administrative	1,747	1,765	-1.0%
Management Company - owned communities	1,207	1,504	-19.7%
Management Company - third party communities	148	184	-19.6%
Depreciation (continuing and discontinued operations)	9,803	10,348	-5.3%
Interest and amortization (continuing and discontinued operations)	9,645	8,214	17.4%
Loss on unconsolidated real estate joint ventures	105	75	40.0%
Dividends to preferred unitholders in Operating Partnership	5,857	3,105	88.6%
Minority interest of common unitholders in Operating Partnership	(234)	382	-161.3%
Net gain on disposition of discontinued operations	(2,119)	(3,122)	-32.1%
Loss from early extinguishment of debt	2,510	1,508	100.0%
Cumulative effect of change in accounting principle	2,195	-	100.0%

Total property operating income	$26,201	$26,015	0.7%

COMMUNITIES UNDER CONSTRUCTION						Exhibit 99.2
(Dollars in thousands)

Please see the text of the related earnings release for a description of certain events that could impact the Company's projections regarding its development communities.

						Apartment
	Number of			Anticipated		Homes
	Apartment	Budgeted	Costs	Construction	Anticipated	Leased as of
	Homes	Costs	to date	Completion	Stabilization	9/30/2003

Communities in Lease Up
Summit Silo Creek - Washington, D.C.	284	$41,700	$33,331	Q2 2004	Q4 2004	16.2%

Communities not yet in Lease Up
Summit Reunion Park II - Raleigh, North Carolina	172	10,800	7,538	Q1 2004	Q3 2004

Summit Brickell View - Miami, Florida	323	75,000	58,364	Q4 2004	Q4 2005

Summit Las Olas - Ft. Lauderdale, Florida	420	73,700	61,104	Q4 2004	Q1 2006

Subtotal, communities not yet in lease up	915	159,500	127,006

Land and Other Construction Costs	----	----	28,955

Total Communities under construction	1,199	$201,200	$189,292